EXHIBIT 99.1

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

EQMC 04-1 M2
Please calculate the CDR and CNL that the bond can sustain until it starts to lose principal, and provide the following output.

Please run cashflows to maturity with 100% advancing, triggers functional, a 12-month lag for newly originated loans, and use ACA's prepayment speed vectors seasoning adjusted for FRM and ARM loans (prepayment vectors apply to voluntary prepayments only - defaults are in addition to the prepayment curves).

I will also need the average spread net of all fees and IO, the collateral duration, and a zip code breakdown (please highlight northern and southern CA zip codes).

                                                                          Cum Net         Collateral   Discount   Assumed
Interest Rate Stresses              Severity  WAL        CDR                Loss           Duration     Margin     Price
Forward Libor                          40%    7.22      14.111 CDR 119,772,441.68 (13.31%)       2.37
Forward + 200                          40%    7.47      12.332 CDR 107,657,666.81 (11.96%)       2.40
Forward + 400                          40%    7.72       10.56 CDR  94,866,699.37 (10.54%)       2.42
Forward Libor Vector*                  40%    7.41      12.751 CDR 110,575,804.96 (12.29%)       2.39


Severity Stresses
Forward Libor                          70%    8.06       7.525 CDR 124,452,362.30 (13.83%)       2.54

Prepayment Stresses          CPR
Forward Libor + 200          15%       40%    13.10     11.129 CDR 144,156,831.43 (16.02%)       3.35
Forward Libor + 400          15%       40%    14.02      9.288 CDR 127,876,130.19 (14.21%)       3.44
Forward Libor + 200          40%       50%    6.09      11.949 CDR   89,235,404.09 (9.92%)       1.69
Forward Libor + 400          40%       50%    6.24      10.607 CDR   80,562,012.93 (8.95%)       1.69
Forward Libor Vector*        40%       50%    6.06      12.298 CDR  91,444,301.95 (10.16%)       1.69
Forward Libor + 200          50%       70%    4.90       9.511 CDR   79,946,843.52 (8.88%)       1.36
                                                                                                        Solve     Assumed
Basis Risk Stress                                                                                       for DM     Price
Forward Libor + 400        15% FRM     50%    8.93      2.50%        46,662,883.22 (5.18%)       3.32
                           35% ARM

* Forward LIBOR + 100 first 12 months, Forward LIBOR + 200 months 13 - 24, Forward LIBOR + 300 months 25-36, Forward LIBOR + 400 thereafter

EQMC 04-1 M3
Please calculate the CDR and CNL that the bond can sustain until it starts to lose principal, and provide the following output.

Please run cashflows to maturity with 100% advancing, triggers functional, a 12-month lag for newly originated loans, and use ACA's prepayment speed vectors seasoning adjusted for FRM and ARM loans (prepayment vectors apply to voluntary prepayments only - defaults are in addition to the prepayment curves).

I will also need the average spread net of all fees and IO, the collateral duration, and a zip code breakdown (please highlight northern and southern CA zip codes).

                                                                            Cum Net        Collateral Discount   Assumed
Interest Rate Stresses             Severity   WAL          CDR                Loss          Duration   Margin     Price
Forward Libor                        40%        9.66       12.246 CDR 107,045,737.32 (11.89%)    2.40
Forward + 200                        40%        9.99       10.568 CDR 94,926,003.60 (10.55%)     2.42
Forward + 400                        40%       10.32        8.894 CDR 82,135,582.86 (9.13%)      2.44
Forward Libor Vector*                40%        9.91       10.979 CDR 97,958,806.56 (10.88%)     2.42


Severity Stresses
Forward Libor                        70%       10.67        6.616 CDR 111,145,104.52 (12.35%)    2.54

Prepayment Stresses         CPR
Forward Libor + 200         15%      40%       17.80        9.926 CDR 133,748,031.27 (14.86%)    3.41
Forward Libor + 400         15%      40%       18.90        8.216 CDR 117,400,781.41 (13.04%)    3.49
Forward Libor + 200         40%      50%        8.34        9.941 CDR 76,147,523.29 (8.46%)      1.70
Forward Libor + 400         40%      50%        8.53         8.67 CDR 67,512,213.25 (7.50%)      1.70
Forward Libor Vector*       40%      50%        8.29       10.275 CDR 78,370,803.51 (8.71%)      1.69
Forward Libor + 200         50%      70%        6.66        7.781 CDR 66,437,453.83 (7.38%)      1.36
                                                                                                        Solve    Assumed
Basis Risk Stress                                                                                      for DM     Price
Forward Libor + 400       15% FRM    50%       10.28      2.50%       46,662,883.22 (5.18%)      3.32
                          35% ARM

* Forward LIBOR + 100 first 12 months, Forward LIBOR + 200 months 13 - 24, Forward LIBOR + 300 months 25-36, Forward LIBOR + 400 thereafter

EQMC 04-1 M4
Please calculate the CDR and CNL that the bond can sustain until it starts to lose principal, and provide the following output.

Please run cashflows to maturity with 100% advancing, triggers functional, a 12-month lag for newly originated loans, and use ACA's prepayment speed vectors seasoning adjusted for FRM and ARM loans (prepayment vectors apply to voluntary prepayments only - defaults are in addition to the prepayment curves).

I will also need the average spread net of all fees and IO, the collateral duration, and a zip code breakdown (please highlight northern and southern CA zip codes).

                                                                           Cum Net         Collateral  Discount   Assumed
Interest Rate Stresses              Severity   WAL        CDR                Loss           Duration    Margin     Price
Forward Libor                         40%       9.99     10.476 CDR  94,233,725.55 (10.47%)      2.42
Forward + 200                         40%      10.31      8.883 CDR   82,049,003.07 (9.12%)      2.44
Forward + 400                         40%      10.64      7.283 CDR   69,121,757.40 (7.68%)      2.46
Forward Libor Vector*                 40%      10.23      9.286 CDR   85,195,558.08 (9.47%)      2.44


Severity Stresses
Forward Libor                         70%      10.87      5.734 CDR  97,822,565.71 (10.87%)      2.54

Prepayment Stresses          CPR
Forward Libor + 200          15%      40%      18.49      8.779 CDR 122,999,675.83 (13.67%)      3.46
Forward Libor + 400          15%      40%      19.58      7.177 CDR 106,449,746.62 (11.83%)      3.55
Forward Libor + 200          40%      50%       8.63          8 CDR   62,844,291.81 (6.98%)      1.70
Forward Libor + 400          40%      50%       8.82      6.796 CDR   54,247,075.29 (6.03%)      1.71
Forward Libor Vector*        40%      50%       8.58      8.333 CDR   65,174,601.28 (7.24%)      1.70
Forward Libor + 200          50%      70%       6.82      6.088 CDR   52,800,157.04 (5.87%)      1.36
                                                                                                        Solve     Assumed
Basis Risk Stress                                                                                       for DM     Price
Forward Libor + 400        15% FRM    50%      11.07     2.50%        46,662,883.22 (5.18%)      3.32
                           35% ARM

* Forward LIBOR + 100 first 12 months, Forward LIBOR + 200 months 13 - 24, Forward LIBOR + 300 months 25-36, Forward LIBOR + 400 thereafter

EQMC 04-1 B1
Please calculate the CDR and CNL that the bond can sustain until it starts to lose principal, and provide the following output.

Please run cashflows to maturity with 100% advancing, triggers functional, a 12-month lag for newly originated loans, and use ACA's prepayment speed vectors seasoning adjusted for FRM and ARM loans (prepayment vectors apply to voluntary prepayments only - defaults are in addition to the prepayment curves).

I will also need the average spread net of all fees and IO, the collateral duration, and a zip code breakdown (please highlight northern and southern CA zip codes).

                                                                         Cum Net          Collateral  Discount   Assumed
Interest Rate Stresses              Severity   WAL      CDR                Loss            Duration    Margin     Price
Forward Libor                          40%    10.57    9.124 CDR     83,928,389.69 (9.33%)      2.44
Forward + 200                          40%    10.90    7.576 CDR     71,542,416.60 (7.95%)      2.46
Forward + 400                          40%    11.25    6.019 CDR     58,390,903.67 (6.49%)      2.48
Forward Libor Vector*                  40%    10.81    7.981 CDR     74,848,631.11 (8.32%)      2.46


Severity Stresses
Forward Libor                          70%    11.37    5.047 CDR     87,153,746.48 (9.68%)      2.55

Prepayment Stresses          CPR
Forward Libor + 200          15%       40%    19.64     7.91 CDR   114,259,928.71 (12.70%)      3.51
Forward Libor + 400          15%       40%    20.73    6.358 CDR    97,203,973.59 (10.80%)      3.59
Forward Libor + 200          40%       50%     9.16    6.461 CDR     51,805,461.38 (5.76%)      1.71
Forward Libor + 400          40%       50%     9.36    5.297 CDR     43,149,074.67 (4.79%)      1.72
Forward Libor Vector*        40%       50%     9.11    6.789 CDR     54,196,283.11 (6.02%)      1.71
Forward Libor + 200          50%       70%     7.20    4.719 CDR     41,456,165.47 (4.61%)      1.36
                                                                                                       Solve     Assumed
Basis Risk Stress                                                                                      for DM     Price
Forward Libor + 400        15% FRM     50%    11.96    2.50%         46,662,883.22 (5.18%)      3.32
                           35% ARM

* Forward LIBOR + 100 first 12 months, Forward LIBOR + 200 months 13 - 24, Forward LIBOR + 300 months 25-36, Forward LIBOR + 400 thereafter

EQMC 04-1 B2
Please calculate the CDR and CNL that the bond can sustain until it starts to lose principal, and provide the following output.

Please run cashflows to maturity with 100% advancing, triggers functional, a 12-month lag for newly originated loans, and use ACA's prepayment speed vectors seasoning adjusted for FRM and ARM loans (prepayment vectors apply to voluntary prepayments only - defaults are in addition to the prepayment curves).

I will also need the average spread net of all fees and IO, the collateral duration, and a zip code breakdown (please highlight northern and southern CA zip codes).

                                                                          Cum Net         Collateral   Discount   Assumed
Interest Rate Stresses               Severity  WAL       CDR               Loss            Duration     Margin     Price
Forward Libor                          40%    10.82     8.022 CDR    75,173,684.10 (8.35%)       2.45
Forward + 200                          40%    11.15     6.507 CDR    62,590,036.44 (6.95%)       2.48
Forward + 400                          40%    11.51     4.969 CDR    49,106,205.26 (5.46%)       2.50
Forward Libor Vector*                  40%    11.06     6.911 CDR    66,012,648.27 (7.33%)       2.47


Severity Stresses
Forward Libor                          70%    11.54     4.482 CDR    78,181,194.08 (8.69%)       2.55

Prepayment Stresses           CPR
Forward Libor + 200           15%      40%    20.10     7.285 CDR  107,626,133.94 (11.96%)       3.54
Forward Libor + 400           15%      40%    21.23     5.695 CDR    89,285,728.67 (9.92%)       3.63
Forward Libor + 200           40%      50%     9.40     5.128 CDR    41,869,190.76 (4.65%)       1.72
Forward Libor + 400           40%      50%     9.60      3.96 CDR    32,860,012.83 (3.65%)       1.72
Forward Libor Vector*         40%      50%     9.34     5.459 CDR    44,370,286.98 (4.93%)       1.71
Forward Libor + 200           50%      70%     7.34     3.482 CDR    30,951,553.92 (3.44%)       1.35
                                                                                                        Solve     Assumed
Basis Risk Stress                                                                                       for DM     Price
Forward Libor + 400         15% FRM    50%    12.94     2.50%        46,662,883.22 (5.18%)       3.32
                            35% ARM

* Forward LIBOR + 100 first 12 months, Forward LIBOR + 200 months 13 - 24, Forward LIBOR + 300 months 25-36, Forward LIBOR + 400 thereafter